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                          POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER
J.TOBIN, and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on February 21, 1995, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 30th day of October 1996.

                                   /s/ FRANK A. BENNACK, JR.
                                   Frank A. Bennack, Jr.
		                                	Director
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                                   /s/ SUSAN V. BERRESFORD
                                   Susan V. Berresford
		                                	Director

                                   /s/ M. ANTHONY BURNS
                                   M. Anthony Burns
			                                Director

                                   /s/ H. LAURANCE FULLER
                                   H. Laurance Fuller
			                                Director

                                   /s/ MELVIN R. GOODES
                                   Melvin R. Goodes
			                                Director

                                   /s/ WILLIAM H. GRAY, III
                                   William H. Gray, III
			                                Director

                                   /s/ GEORGE V. GRUNE
                                   George V. Grune
			                                Director

                                   /s/ WILLIAM B. HARRISON, JR.
                                   William B. Harrison, Jr.
			                                Vice Chairman of the Board and
			                                Director

                                   /s/ HAROLD S. HOOK
                                   Harold S. Hook
		                                 Director

                                   /s/ HELENE L. KAPLAN
                                   Helene L. Kaplan
			                                Director

                                   /s/ THOMAS G. LABRECQUE
                                   Thomas G. Labrecque
                                			President, Chief Operating Officer and
			                                Director

                                   /s/ J. BRUCE LLEWELLYN
                                   J. Bruce Llewellyn
			                                Director

                                   /s/ EDWARD D. MILLER
                                   Edward D. Miller
			                                Senior Vice Chairman of the Board and
			                                Director

                                   /s/ EDMUND T. PRATT, JR.
                                   Edmund T. Pratt, Jr.
			                                Director

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                                   /s/ HENRY B. SCHACHT
                                   Henry B. Schacht
			                                Director

                                   /s/ WALTER V. SHIPLEY
                                   Walter V. Shipley
			                                Chairman, Chief Executive Officer and
			                                Director

                                   /s/ ANDREW C. SIGLER
                                   Andrew C. Sigler
			                                Director


                                   /s/ JOHN R. STAFFORD
                                   John R. Stafford
			                                Director

                                   /s/ MARINA v.N. WHITMAN
                                   Marina v.N. Whitman
			                                Director

                                   /s/ PETER J. TOBIN
                                   Peter J. Tobin
			                                Chief Financial Officer
			                                (Principal Financial Officer)

                                   /s/ JOSEPH L. SCLAFANI
                                   Joseph L. Sclafani
			                                Controller
			                                (Principal Accounting Officer)

















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